SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


    Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) April 28, 2006
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                                FNB United Corp.
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             (Exact Name of Registrant as Specified in its Charter)


            North Carolina             0-13823             56-1456589
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      (State or Other Jurisdiction   (Commission File    (IRS Employer
          of Incorporation)             Number)         Identification No.)


                101 Sunset Avenue, Asheboro, North Carolina 27203
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code (336) 626-8300
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                                    FNB Corp.
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          (Former Name or Former Address, if Changed Since Last Report)
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
    (17  CFR  240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule 14d-2(b)
    under the  Exchange  Act (17 CFR  240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01.  Completion of Acquisition or Disposition of Assets.

     On April 28, 2006, Integrity Financial Corporation ("Integrity"), a North Carolina corporation and registered bank holding company, merged with and into FNB Corp. ("FNB"), a North Carolina corporation and registered bank holding company, pursuant to the Agreement and Plan of Merger dated as of September 18, 2005 (the "Merger Agreement") between FNB and Integrity (the "Merger"). In the Merger, FNB changed its name to "FNB United Corp."

     Pursuant to the Merger Agreement, shareholders of Integrity will receive $5.20 in cash and 0.8743 shares of FNB common stock for each share of Integrity common stock held. Cash will be paid in lieu of fractional shares. FNB will issue up to 4,655,809 shares of its common stock in the Merger. FNB included a copy of the Merger Agreement as Appendix A to the joint proxy statement/prospectus contained in its Registration Statement on Form S-4, as amended, which FNB filed with the Securities and Exchange Commission (file no. 333-130758). The Merger Agreement is incorporated into this Item 2.01 by reference. A copy of the press release announcing the closing of the Merger is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 2.01 by reference.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The required financial statements will be filed with an amendment to this report in the time period prescribed by Item 9.01(a)(4).

(b) Pro forma financial information.

The required pro forma financial information will be filed with an amendment to this report in the time period prescribed by Item 9.01(b)(2).

(d)  Exhibits.

The following exhibits are filed herewith:

2.1 Agreement and Plan of Merger dated as of September 18, 2005 by and between FNB Corp. and Integrity Financial Corporation, incorporated herein by reference to Exhibit 2.11 to the Form 10-Q Quarterly Report of FNB Corp. for the period ended September 30, 2005.

99.1 Press release dated April 28, 2006 announcing the closing of the merger of Integrity Financial Corporation with and into FNB Corp.

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of FNB's goals and expectations regarding earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or including the words "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "projects," "outlook" or similar expressions. These statements are based upon the current belief and expectations of FNB's management and are subject to significant risks and uncertainties that are subject to change based on various factors, many of which are beyond FNB's control.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FNB United Corp.

Date: April 28, 2006             By /s/ Jerry A. Little
                                    ---------------------
                                    Jerry A. Little
                                    Treasurer and Secretary

                                  EXHIBIT INDEX

Exhibit
Number   Description of Exhibit

2.1 Agreement and Plan of Merger dated as of September 18, 2005 by and between FNB Corp. and Integrity Financial Corporation, incorporated herein by reference to Exhibit 2.11 to the Form 10-Q Quarterly Report of FNB Corp. for the period ended September 30, 2005.

99.1    Press release dated April 28, 2006